Exhibit 10(b)

                             ASSIGNMENT AND TRANSFER
                                       OF
                              PARTNERSHIP INTERESTS


     THIS ASSIGNMENT AND TRANSFER OF PARTNERSHIP INTERESTS (this "Assignment") is made and entered into as of this 7th day of January, 2002, by and between 77 CENTER INVESTORS LIMITED PARTNERSHIP, a North Carolina limited partnership ("77 Center I") and 77 CENTER INVESTORS II LIMITED PARTNERSHIP, a North Carolina limited partnership ("77 Center II") (77 Center I and 77 Center II are
hereinafter sometimes referred to individually as a "Transferor" and collectively as "Transferors"); and KOGER EQUITY, INC., a Florida corporation ("KE") and KOGER REALTY SERVICES, INC., a Florida corporation ("KRS") (KE and KRS are hereinafter sometimes referred to individually as a "Transferee" and collectively as "Transferees").

                                    RECITALS:

A. 77 Center I is the sole legal and beneficial owner, free from any lien, claim or encumbrance whatsoever, of a limited partnership interest represented by 561,874 Limited Partnership Units (the "77 Center I Interest") in KOGER-VANGUARD PARTNERS, L.P., a Delaware limited partnership (the "Partnership"), pursuant to (a) that certain Amended and Restated Agreement of Limited Partnership of Koger-Vanguard Partners, L.P., dated as of October 22, 1998, by and among KE, as general partner, and the Initial Limited Partners (as defined therein) and Southeast Properties Holding Corporation, as limited partner, as amended by Amendment No. 1 to Amended and Restated Agreement of Limited Partnership dated October 22, 1998, by KE in its capacity as general partner (as so amended, the "Partnership Agreement"); and (b) the Partner Schedule of 77 Center I dated October 22, 1998 attached to the Partnership Agreement.

B. 77 Center II is the sole legal and beneficial owner, free from any lien, claim or encumbrance whatsoever, of a limited partnership interest represented by 437,836.36 Limited Partnership Units (the "77 Center II Interest", together with the 77 Center I Interest, the "LP Interests") in the Partnership, pursuant to (a) the Partnership Agreement; and (b) the Partner Schedule of 77 Center II dated October 22, 1998 attached to the Partnership Agreement.

C. 77 Center I desires to sell, assign, transfer, convey and grant all of the 77 Center I Interest in the Partnership to Transferees and 77 Center II desires to sell, assign, transfer, convey and grant all of the 77 Center II Interest in the Partnership to Transferees.

D.   Transferees  desire to purchase and accept the transfer of the LP Interests
     and  to  become  substituted  limited  partners  in  the  Partnership,   in
     accordance with the terms and provisions of the Assignment.

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, Transferors and Transferees hereby agree as follows:

     1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Partnership Agreement.

     2. Assignment and Transfer.

          A. 77 Center I does hereby sell, assign, transfer, convey, grant and set over to KE, its successors and assigns, as of the date hereof, all of their respective right, title and interest in, to and under FIVE HUNDRED SIXTY-ONE THOUSAND EIGHT HUNDRED
               SEVENTY-THREE (561,873) Limited Partnership Units in the Partnership, free and clear of any liens or encumbrances whatsoever, including, without limitation, (a) the right to receive all distributions to which such 77 Center I would be entitled in connection with such Units, and (b) 77 Center I's entire interest in the profits, losses, capital and assets of the Partnership with respect to such Units.

          B. 77 Center I does hereby sell, assign, transfer, convey, grant and set over to KRS, its successors and assigns, as of the date hereof, all of their respective right, title and interest in, to and under ONE (1) Limited Partnership Unit in the Partnership, free and clear of any liens or encumbrances whatsoever, including, without limitation, (a) the right to receive all distributions to which such 77 Center I would be entitled in connection with such Unit, and (b) 77 Center I's entire interest in the profits, losses, capital and assets of the Partnership with respect to such Unit.

          C. 77 Center II does hereby sell, assign, transfer, convey, grant and set over to KE, its successors and assigns, as of the date hereof, all of their respective right, title and interest in, to and under FOUR HUNDRED THIRTY-SEVEN EIGHT HUNDRED THIRTY-SIX and 36/100 (437,836.36) Limited Partnership Units in the Partnership, free and clear of any liens or encumbrances whatsoever, including, without limitation, (a) the right to receive all distributions to which such 77 Center II would be entitled in connection with such Units, and (b) 77 Center II's entire interest in the profits, losses, capital and assets of the Partnership with respect to such Units.

     3. Acceptance and Assumption. Transferees hereby accept and assume all of the rights, privileges, duties, covenants, obligations and liabilities with respect to the respective Limited Partnership Units hereby assigned to each, from and after the date hereof, and Transferees hereby agree that, as substituted limited partners in the Partnership, Transferees shall hereafter be subject to and bound by all of the provisions, terms and conditions of the Partnership Agreement.

     4. Purchase Agreement. This Assignment is made, executed and delivered in accordance with, and is subject in all respects to the terms and conditions of, that certain Agreement Regarding Purchase and Transfer of Partnership Interests dated December 28, 2001, by and between Transferors, as "transferors" therein, and KE, as "transferee" therein.

     5. Governing Law. This Assignment shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the conflicts of laws or choice of law provisions thereof.

     6. Binding Effect. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

     7. Counterparts/Facsimile. This Assignment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one agreement. Delivery of an executed counterpart of this Assignment by facsimile shall be effective as delivery of an original.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, Transferors and Transferees have each caused this Assignment to be executed by its duly authorized signatory as of the day and year first above written.

                 "Transferors":

                           77 CENTER INVESTORS LIMITED PARTNERSHIP, a North Carolina limited partnership

                           By:      KSSA-77    ASSOCIATES,    a
                                    Pennsylvania general partnership,
                                    a General Partner

                                    By:      s/Douglas M. Firstenberg
                                             -------------------------
                                             Name:    Douglas M. Firstenberg
                                             Title:   Managing General Partner

                           By: LIVE OAK PROPERTIES, INC., a Delaware corporation, a General Partner


                                    By:      s/Douglas M. Firstenberg
                                             -------------------------
                                             Name:    Douglas M. Firstenberg
                                             Title:   Vice President


                           77 CENTER INVESTORS II LIMITED PARTNERSHIP, a North Carolina limited partnership

                           By:      KSSA-77    ASSOCIATES,    a   Pennsylvania
                                    general partnership, a General Partner


                                    By:      s/Douglas M. Firstenberg
                                             -------------------------
                                             Name:    Douglas M. Firstenberg
                                             Title:   Managing General Partner

                           By: LIVE OAK PROPERTIES, INC., a Delaware corporation, a General Partner


                                    By:      s/Douglas M. Firstenberg
                                             -------------------------
                                             Name:    Douglas M. Firstenberg
                                             Title:   Vice President


                 "Transferees":

                                    KOGER EQUITY, INC., a Florida corporation

                                    By:      s/Robert E. Onisko
                                             --------------------------------
                                             Name:  Robert E. Onisko
                                             Title:  Chief Financial Officer


                                    KOGER REALTY SERVICES, INC., a Florida
                                    corporation


                                    By:      s/Robert E. Onisko
                                             ---------------------------------
                                             Name:  Robert E. Onisko
                                             Title:  Senior Vice President

                           CONSENT OF GENERAL PARTNER


     KOGER EQUITY, INC., in its capacity as general partner of the Partnership (the "General Partner"), hereby acknowledges and consents to the within and foregoing assignment and transfer of the Limited Partnership Units to Transferees, notwithstanding the provisions of the Partnership Agreement, including without limitation, the provisions of Section 8.6 thereof, and from and after the date hereof the General Partner agrees to recognize Transferees as substituted limited partners in the Partnership to the extent of such Limited Partnership Units.

     IN WITNESS WHEREOF, the General Partner has caused this Consent to be executed by its duly authorized signatory as of this 7th day of January, 2002.

                            "General Partner":
                             ---------------

                            KOGER EQUITY, INC., a Florida corporation


                            By:      s/Robert E. Onisko
                                     -----------------------------------
                                     Name:     Robert E. Onisko
                                     Title:  Chief Financial Officer